                                                                   Exhibit 10.14

                                PROMISSORY NOTE

PRINCIPAL         LOAN DATE     MATURITY      LOAN NO.      CALL      COLLATERAL
$480,000.00       02-27-1998    03-08-2005    8316444       1E0       84

ACCOUNT OFFICER   INITIALS
2248              ELH

BORROWER:   NATIONAL ENVIRONMENTAL SERVICES CO. (TIN:
            73-1296420
            12331 E. 60TH ST.
            TULSA, OK 74146

LENDER:     CITIZENS BANK OF TULSA
            P O BOX 27127
            TULSA, OK 74149

PRINCIPAL AMOUNT:              INITIAL RATE:               DATE OF NOTE:
$480,000.00                    9.000%                      FEBRUARY 27, 1998



PROMISE TO PAY. NATIONAL ENVIRONMENTAL SERVICES CO. ("BORROWER") PROMISES TO PAY TO CITIZENS BANK OF TULSA ("LENDER"), OR ORDER, IN LAWFUL MONEY OF THE UNITED STATES OF AMERICA, THE PRINCIPAL AMOUNT OF FOUR HUNDRED EIGHTY THOUSAND & 00/100 DOLLARS ($480,000.00), TOGETHER WITH INTEREST ON THE UNPAID PRINCIPAL BALANCE FROM FEBRUARY 27, 1998, UNTIL PAID IN FULL.

PAYMENT: SUBJECT TO ANY PAYMENT CHANGES RESULTING FROM CHANGES IN THE INDEX, BORROWER WILL PAY THIS LOAN IN 84 PAYMENTS OF $7,774.04 EACH PAYMENT.
BORROWER'S FIRST PAYMENT IS DUE APRIL 8, 1998, AND ALL SUBSEQUENT PAYMENTS ARE DUE ON THE SAME DAY OF EACH MONTH AFTER THAT. BORROWER'S'S FINAL PAYMENT WILL BE DUE ON MARCH 8, 2005, AND WILL BE FOR ALL PRINCIPAL AND ALL ACCRUED INTEREST NOT YET PAID. PAYMENTS INCLUDE PRINCIPAL AND INTEREST. The annual interest rate for this Note is computed on a 365/360 basis; that is, by applying the ratio of the annual interest rate over a year of 360 days, multiplied by the outstanding principal balance, multiplied by the actual number if days the principal balance is outstanding. Borrower will pay Lender at Lender's address shown above or at such other place as Lender may designate in writing. Unless otherwise agreed or required by applicable law, payments will be applied first to accrued unpaid interest, then to principal, and any remaining amount to any unpaid collection costs and late charges.

VARIABLE INTEREST RATE.   The interest rate on this Note is subject to change
from time to time based on changes in an independent index which is the LOW NEW YORK PRIME (the index). The index is not necessarily the lowest rate charged by Lender on its loans. If the index becomes unavailable during the term of this loan, Lender may designate a substitute index after notice to Borrower. Lender will tell Borrower the current Index rate upon Borrower's request. Borrower understands that Lender may make loans based on other rates as well. The interest rate change will not occur more often than each DAY. THE INDEX CURRENTLY IS 8.500% PER ANNUM. THE INTEREST RATE TO BE APPLIED TO THE UNPAID PRINCIPAL BALANCE OF THIS NOTE WILL BE AT A RATE OF 0.500 PERCENTAGE POINTS OVER THE INDEX, RESULTING IN AN INITIAL RATE OF 9.000% PER ANNUM. NOTICE: Under no circumstances will the interest rate on this Note be more than the maximum rate allowed by applicable law. Whenever increases occur in the interest rate, Lender, at its option, may do one or more of the following: (a) increase Borrower's payments to ensure Borrower's loan will pay off by its original final maturity date, (b) increase Borrower's payments to cover accruing interest, c) increase the number of Borrower's payments, and (d) continue Borrower's payments at the same amount and increase Borrower's final payment.

PREPAYMENT. Borrower agrees that all loans and all fees and other prepaid finance charges are earned fully as of the date of the loan and will not be subject to refund upon early payment (whether voluntary or as a result of default), except as otherwise required by law. Except for the foregoing, Borrower may pay without penalty all or a portion of the amount owed earlier than it is due. Early payments will not, unless agreed to by Lender in writing, relieve Borrower of Borrower's obligation to continue to make payments under the payment schedule. Rather, they will reduce the principal balance due and may result in Borrower making fewer payments.

LATE CHARGE. If a payment is 11 DAYS OR MORE LATE, Borrower will be charged 10.000% OF THE UNPAID PORTION OF THE PAYMENT.

DEFAULT. Borrower will be in default of any of the following happens: (a) Borrower fails to make any payment when due. (b) Borrower breaks any promise Borrower has made to Lender, or Borrower fails to comply with or to perform when due any other term, obligation, covenant, or condition contained in this Note or any agreement related to this Note, or in any other agreement or loan Borrower has with Lender. (c) Any representation or statement made or furnished to Lender by Borrower or on Borrower's behalf is false or misleading in any material respect either now or at the time made or furnished. (d) Borrower becomes insolvent, a receiver is appointed for any part of Borrower's property, Borrower makes an assignment for the benefit of creditors, or any proceeding is commenced either by Borrower or against Borrower under any Bankruptcy or insolvency laws.
(e) Any creditor tries ro take any of Borrower's property on or which Lender has a lien or security interest. This includes the garnishment of any of Borrower's accounts with Lender. (f) Any guarantor dies or any of the other events described in this default section occurs with respect to any guarantor of this Note. (g) A material adverse change occurs in Borrower's financial condition, or Lender believes the prospect of payment or performance of the indebtedness is impaired.

If any default, other than a default in payment, is curable and if Borrower has not been give a notice of a breach of the same provision of this Note within the preceding twelve (12) months, it may be cured (and no event of default will have occurred) if Borrower, after receiving written notice from Lender demanding cure of such default: (a) cures the default within fifteen (15) days; or (b) of the cure requires more than fifteen (15) days, immediately initiates steps which Lender deems in Lender's sole discretion to be sufficient to cure the default and thereafter continues and completes all reasonable and necessary steps sufficient to produce compliance as soon as reasonably practical.

LENDER'S RIGHTS. Upon default, Lender may declare the entire unpaid principal balance on this Note and all accrued unpaid interest immediately due, without notice, and then Borrower will pay that amount. Lender may hire or pay someone else to help collect this Note of Borrower does not pay. Borrower also will pay Lender that amount. This includes, subject to nay limits under applicable law, Lender's attorneys' fees and legal expenses for bankruptcy proceedings (including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgement collection services. If not prohibited by applicable law, Borrower also will pay any court costs, in addition to all other sums provided by law. THIS NOTE HAS BEEN DELIVERED TO LENDER AND ACCEPTED BY LENDER IN THE STATE OF OKLAHOMA. IF THERE IS A LAWSUIT, BORROWER AGREES UPON LENDER'S'S REQUEST TO SUBMIT TO THE JURISDICTION OF THE COURTS, OF TULSA COUNTY, IN THE STATE OF OKLAHOMA. THIS NOTE SHALL BE GOVERNED BY AND CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF OKLAHOMA.

DISHONORED ITEM FEE. Borrower will pay a fee to Lender of $10.00 of Borrower makes a payment on Borrower's loan and the check or other payment order including any preauthorized charge with which Borrower pays is later dishonored.

RIGHT OF SETOFF. Borrower grants to Lender a contractual possessory security interest in, and hereby assigns, conveys, delivers, pledges, and transfers to Lender all Borrower's right, title and interest in and to, Borrower's accounts with Lender (whether checking, savings, or some other account), including without limitation all accounts held jointly with someone else and all accounts Borrower may open in the future, excluding however all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Borrower authorizes Lender, to the extent permitted by applicable law, to charge or setoff all sums owing on this Note against any and all such accounts.

COLLATERAL.   This Note is secured by FIRST REAL ESTATE MORTGAGE ON 12331 E.
60TH ST., TULSA, OK 74146.

GENERAL PROVISIONS.   Lender may delay or forgo enforcing any of its rights or
remedies under this Note without losing them. Borrower and any other person who signs, guarantees or endorses this Note, to the extent allowed by law, waive presentment, demand for payment, protest and notice of dishonor. Upon any change in the terms of this Note, and unless otherwise expressly stated in writing, no party who signs this Note, whether as maker, guarantor, accommodation maker or endorser, shall be released from liability. All such parties agree that Lender may renew or extend (repeatedly and for any length of time) this loan, or release any party or guarantor or collateral; or impair, fail to realize upon or perfect Lenders security interest in the collateral; and take any other action deemed necessary by Lender without the consent of or notice to anyone. All such parties also agree that Lender may modify this loan without the consent of or notice to anyone other than the party with whom the modification is made.

PRIOR TO SIGNING THIS NOTE, BORROWER READ AND UNDERSTOOD ALL THE PROVISIONS OF THIS NOTE, INCLUDING THE VARIABLE INTEREST RATE PROVISIONS. BORROWER AGREES TO THE TERMS OF THE NOTE AND ACKNOWLEDGES RECEIPT OF A COMPLETED COPY OF THE NOTE.

BORROWER:
NATIONAL ENVIRONMENTAL SERVICES CO.


BY: /s/ EDDY L. PATTERSON, PRESIDENT
citnote.wpd/lgj/3-16-98